  DIRECTOR CHOICE ACCESS
  SEPARATE ACCOUNT TWO
  HARTFORD LIFE INSURANCE COMPANY
  SUPPLEMENT DATED OCTOBER 2, 2000 TO THE PROSPECTUS DATED MAY 1,
  2000

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In the section entitled "Definitions," the definition of "Commuted Value" is deleted and replaced with the following:

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts or the underlying rate of return for fixed dollar amount Annuity Payouts.

In the "Highlights" section under the sub-section "Can I take out any of my money?", the first paragraph is deleted and replaced with the following language:

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Life Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
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In the "Surrenders" section, under the sub-section entitled "What kinds of surrenders are available?", the paragraph entitled "Partial Surrenders after the Annuity Commencement Date" is deleted and replaced with the following language:

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

PLEASE CHECK WITH YOUR TAX ADVISER BECAUSE THERE COULD BE ADVERSE TAX CONSEQUENCES FOR PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE.

HV-2714
333-45301